EXHIBIT 10.1

INCREMENTAL AMENDMENT

This INCREMENTAL AMENDMENT (this “Amendment”) is entered into as of March 18, 2026, among Resolute Holdings Management, Inc., a Nevada corporation (the “Borrower”), the Lenders providing the Additional Revolving Commitments (as defined below) party hereto (the “Increasing Lenders”), the other Lenders party hereto (constituting the Required Lenders) (the “Amendment Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent.

RECITALS:

WHEREAS, the Borrower, the Lenders party thereto from time to time and the Administrative Agent are parties to that certain Credit Agreement, dated as of February 20, 2026 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower has requested to increase the Revolving Commitments by $10,000,000 (the “Additional Revolving Commitments”) in accordance with Section 2.09 of the Existing Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, the Increasing Lenders are willing to provide the Additional Revolving Commitments, on the terms and conditions set forth herein; and

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Borrower, the Increasing Lenders, the Amendment Lenders and the Administrative Agent hereby covenant and agree as follows:

Section 1. Definitions. Unless otherwise specifically defined herein, each term used herein (and in the preamble and recitals above) that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in each of the Loan Documents shall from and after the date hereof refer to such applicable Loan Document, as amended hereby.

Section 2. Additional Revolving Commitments.

2.1         Pursuant to Section 2.09 of the Existing Credit Agreement, each of the Increasing Lenders hereby agrees to provide Additional Revolving Commitments in the amount set forth for such Increasing Lender on Annex A attached hereto. The Commitment Schedule to the Existing Credit Agreement is hereby replaced in its entirety with Annex B attached hereto, and Annex B attached hereto shall be deemed to be attached as the Commitment Schedule to the Credit Agreement effective as of the Amendment Effective Date (as defined below).

2.2         On the Amendment Effective Date, each Increasing Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to the Additional Revolving Commitments, the use of such amounts to make payments to such other Lenders and the funding by the Increasing Lenders or any other Lenders of any Borrowings on the Amendment Effective Date, each Lender’s portion of the outstanding Revolving Loans of all the Lenders to equal its revised Applicable Percentage of such outstanding Revolving Loans, and the Administrative Agent shall make such other adjustments among the Lenders with respect to the Revolving Loans then outstanding and amounts of principal, interest, commitment fees and other amounts paid or payable with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to effect such reallocation.

2.3         The Amendment Lenders, constituting the Required Lenders, hereby waive the requirements in Section 2.09(g)(ii) and the penultimate sentence of Section 2.09(g) of the Credit Agreement. For the avoidance of doubt, all Revolving Loans outstanding immediately prior to the Amendment Effective Date shall remain outstanding from and after the Amendment Effective Date as Revolving Loans of the same Type and subject to the same Interest Periods applicable to such Revolving Loans, in each case, immediately prior to the Amendment Effective Date.

Section 3. Effectiveness.

3.1         Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the date on which all such conditions are satisfied, the “Amendment Effective Date”):

(i)         this Amendment shall have been executed by the Borrower, the Increasing Lenders, the Amendment Lenders and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

(ii)         the Administrative Agent shall have received (x) a certificate of each Loan Party, dated the Amendment Effective Date and executed by an authorized officer of such Loan Party, which shall (A) certify and attach the resolutions adopted by such Loan Party approving or consenting to this Amendment, (B) contain appropriate attachments, including the charter, articles or certificate of organization or incorporation of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its bylaws or operating, management or partnership agreement, or other organizational or governing documents or, in the case of this clause (B), certify that no changes have been made to such documents since the Effective Date and (C) in the case of the Borrower, certify that, before and after giving effect to this Amendment, (1) the representations and warranties contained in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (provided that any representation or warranty which is subject to any materiality qualifier shall be true and correct in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (provided that any representation or warranty which is subject to any materiality qualifier shall be true and correct in all respects) on and as of such earlier date, (2) no Default exists and is continuing and (3) the Borrower is in compliance (on a pro forma basis) with the covenants contained in Section 6.13 of the Credit Agreement; and (y) a good standing certificate for such Loan Party from its jurisdiction of organization;

(iii)         the Administrative Agent shall have received written opinions of the Loan Parties’ New York counsel and Nevada local counsel, in each case, addressed to the Administrative Agent, and the Increasing Lenders, in form and substance satisfactory to the Administrative Agent;

(iv)         the Administrative Agent shall have received a solvency certificate signed by a Financial Officer dated the Amendment Effective Date in form and substance reasonably satisfactory to the Administrative Agent and consistent with the solvency certificate delivered on the Effective Date (conformed as appropriate); and

(v)         the Administrative Agent shall have received all fees required to be paid to the Increasing Lenders and all reasonable and documented out-of-pocket expenses required to be reimbursed for which invoices have been presented (including the reasonable fees and expenses of legal counsel to the Administrative Agent), in connection with this Amendment on or prior to the Amendment Effective Date.

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Section 4. Miscellaneous.

4.1         Representations and Warranties. The Borrower, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:

(i)         the Borrower has the legal power and authority to execute and deliver this Amendment;

(ii)         the officer executing this Amendment on behalf of the Borrower has been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof;

(iii)         the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the organizational documents of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other material agreement, instrument or document binding upon or enforceable against the Borrower;

(iv)         after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof;

(v)         the Borrower does not have any claim or offset against, or defense or counterclaim to, any obligations or liabilities of the Borrower under the Credit Agreement or any other Loan Document;

(vi)         this Amendment constitutes a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies; and

(vii)         each of the representations and warranties set forth in Article III of the Credit Agreement is true and correct in all material respects (provided that any representation or warranty which is subject to any materiality qualifier is true and correct in all respects) as of the date hereof, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (provided that any representation or warranty which is subject to any materiality qualifier shall have been true and correct in all respects) on and as of such earlier date.

4.2         Credit Agreement Unaffected. Each reference to the Credit Agreement or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. Except as expressly provided herein, this Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement or any other Loan Document.

4.3         Waiver. The Borrower, by signing below, hereby waives and releases the Administrative Agent, each Lender and their respective Related Parties from any and all claims, offsets, defenses and counterclaims arising out of or related to the transactions contemplated by this Amendment or any of the other Loan Documents, or any act, omission or event occurring in connection herewith or therewith, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

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4.4         Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

4.5         Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or electronic (i.e., “pdf” or “tif”) signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

4.6         Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.07 and 9.09 are incorporated herein by reference, mutatis mutandis, as if originally written herein.

4.7         JURY TRIAL WAIVER. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OR OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature pages follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

RESOLUTE HOLDINGS MANAGEMENT, INC., as the Borrower

By:	/s/ Kurt Schoen
	Name:	Kurt Schoen
	Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as an Increasing Lender, Amendment Lender and the Administrative Agent

By:	/s/ Radha Mehta
	Name:	Radha Mehta
	Title:	Authorized Officer

BANK OF AMERICA, N.A., as an Amendment Lender

By:	/s/ Michael Freije
	Name:	Michael Freije
	Title:	Vice President